                                                                EXHIBIT 25.1

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                                       FORM T-1

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                               STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                         CHECK IF AN APPLICATION TO DETERMINE
                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)           |__|

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                                 THE BANK OF NEW YORK
                 (Exact name of trustee as specified in its charter)


New York                                    13-5160382
(State of incorporation                     (I.R.S. employer
if not a U.S. national bank)                identification no.)

48 Wall Street, New York, N.Y.              10286
(Address of principal executive offices)    (Zip code)



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                               LITTON INDUSTRIES, INC.
                 (Exact name of obligor as specified in its charter)


Delaware                                    95-1775499
(State or other jurisdiction of             (I.R.S. employer
incorporation or organization)              identification no.)

21240 Burbank Boulevard
Woodland Hills, California                  91367-6675
(Address of principal executive offices)    (Zip code)

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                                   Debt Securities
                         (Title of the indenture securities)

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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                   Name                               Address
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


     Superintendent of Banks of the State of  2 Rector Street, New York,
     New York                                 N.Y. 10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York         33 Liberty Plaza, New York,
                                               N.Y.  10045

     Federal Deposit Insurance Corporation    Washington, D.C.  20429

     New York Clearing House Association      New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.


     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration
               Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      SIGNATURE

       Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 31st day of March, 1998.

                                        THE BANK OF NEW YORK



                                        By:   /S/THOMAS B. ZAKRZEWSKI
                                           --------------------------
                                           Name:  THOMAS B. ZAKRZEWSKI
                                           Title: ASSISTANT VICE PRESIDENT

                                                                      Exhibit 7

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                     Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                   of 48 Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                Dollar Amounts
ASSETS                                                           in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin ....................................          $ 5,004,638

  Interest-bearing balances ............................            1,271,514
Securities:
  Held-to-maturity securities ..........................            1,105,782
  Available-for-sale securities ........................            3,164,271
Federal funds sold and Securities pur-
chased under agreements to resell.......................            5,723,829
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income .............................................           34,916,196
  LESS: Allowance for loan and
    lease losses .......................................              581,177
  LESS: Allocated transfer risk
    reserve.............................................                  429
    Loans and leases, net of unearned
    income, allowance, and reserve......................           34,334,590
Assets held in trading accounts ........................            2,035,284
Premises and fixed assets (including
  capitalized leases) ..................................              671,664
Other real estate owned ................................               13,306
Investments in unconsolidated
  subsidiaries and associated
  companies ............................................              210,685
Customers' liability to this bank on
  acceptances outstanding ..............................            1,463,446
Intangible assets ......................................              753,190
Other assets ...........................................            1,784,796
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Total assets ...........................................          $57,536,995
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LIABILITIES
Deposits:
  In domestic offices ..................................          $27,270,824
  Noninterest-bearing ..................................           12,160,977
  Interest-bearing .....................................           15,109,847
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs .....................           14,687,806

  Noninterest-bearing ..................................              657,479
  Interest-bearing .....................................           14,030,327
Federal funds purchased and Securities
  sold under agreements to repurchase...................            1,946,099
Demand notes issued to the U.S.
  Treasury .............................................              283,793
Trading liabilities ....................................            1,553,539
Other borrowed money:
  With remaining maturity of one year
    or less ............................................            2,245,014
  With remaining maturity of more than
one year through three years............................                    0
  With remaining maturity of more than
    three years ........................................               45,664
Bank's liability on acceptances exe-
  cuted and outstanding ................................            1,473,588
Subordinated notes and debentures ......................            1,018,940
Other liabilities ......................................            2,193,031
Total liabilities ......................................           52,718,298

EQUITY CAPITAL
Common stock ...........................................            1,135,284
Surplus ................................................              731,319
Undivided profits and capital
  reserves .............................................            2,943,008
Net unrealized holding gains
  (losses) on available-for-sale
  securities ...........................................               25,428
Cumulative foreign currency transla-
  tion adjustments .....................................           (    16,342)
Total equity capital ...................................             4,818,697
Total liabilities and equity
  capital ..............................................           $57,536,995

  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Robert E. Keilman

  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


  J. Carter Bacot
  Thomas A. Renyi
  Alan R. Griffith          Directors


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